UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04802

Name of Fund: Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch
              Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 04/30/06

Item 1 - Report to Stockholders

Semi-Annual Report
April 30, 2006

Merrill Lynch Municipal
Intermediate Term Fund

Of Merrill Lynch Municipal Series Trust

Merrill Lynch Municipal Intermediate Term Fund

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors is expected to become the Fund's investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.

Portfolio Information as of April 30, 2006

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................   60.8%
AA/Aa ................................................................    8.9
A/A ..................................................................    2.7
BBB/Baa ..............................................................    3.2
NR (Not Rated) .......................................................    9.7
Other* ...............................................................   14.7
--------------------------------------------------------------------------------
* Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ..................................................   50.5%
General Obligation Bonds .............................................   35.1
Mutual Funds .........................................................   10.1
Other* ...............................................................    4.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes and short-term investments.

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


2     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006     3

A Discussion With Your Fund's Portfolio Manager

      During the past six months, the Fund was able to generate an above-average level of income for shareholders.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the six-month period with much of the increase occurring in March and April 2006. Bond prices, which move opposite of yields, declined. Bond prices were pressured as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices. First quarter 2006 gross domestic product growth was recently estimated at 4.8%, well above the 1.7% rate recorded in the fourth quarter of 2005.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds target rate to 4.75% at period-end (and to 5% shortly after on May 10). In response, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past six months, 30-year U.S. Treasury bond yields rose 41 basis points (.41%) to 5.17% and 10-year U.S. Treasury note yields rose 50 basis points to 5.07%, the highest level since May 2002.

While the municipal yield curve also flattened during the period, the market's strong technical position provided significant price support. This allowed municipal bond prices to improve slightly or decline much less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell six basis points to 4.53% while AAA-rated issues maturing in 10 years saw their yields rise 16 basis points to 4.08%.

For the most part, the recent outperformance of the tax-exempt market has been fostered by a dramatic decline in new bond issuance so far in 2006. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of more than 13% compared to 2004. Over the past six months, $170 billion in long-term municipal bonds was issued, a decline of 8.6% versus the same period a year earlier. The record new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance outstanding higher-couponed debt. Year-to-date through April 2006, refunding issuance declined more than 55% relative to the first four months of 2005. This decline already has led some analysts to reduce their forecasts for 2006 new issuance from the $350 billion - $370 billion range to the $300 billion
- $325 billion range. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute, long-term municipal bond funds received net new monies of $5.0 billion in 2005 -- a sharp reversal from the $3.7 billion outflow in 2004. During the first quarter of 2006, tax-exempt mutual funds received over $9.3 billion, slightly higher than the $8.9 billion inflow during the same period in 2005. Recent statistics from AMG Data Services indicate that, thus far in 2006, average weekly cash flows into long-term municipal bond funds averaged over $300 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2006, Merrill Lynch Municipal Intermediate Term Fund's Class A, Class B, Class C and Class I Shares had total returns of +1.21%, +1.11%, +1.11% and +1.26%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the broader municipal market, as measured by the Lehman Brothers Municipal Bond Index, returned +1.56% and the Lipper Intermediate Municipal Debt Funds category had an average return of +.99%. (Funds in this Lipper category invest primarily in municipal debt issues with dollar-weighted average maturities in the area of five years - 10 years.)


4     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

The Fund's performance for the period mainly reflected its slightly above-average duration posture and above-average yield relative to its Lipper peers. Equally significant, the Fund was able to realize price outperformance from its holdings of bonds issued by higher-tax states, due to their greater demand and firmness in prices. The recent slowdown in new bond issuance has led to a narrowing of credit spreads between municipal bonds issued by high-tax states and those issued by low-tax states. For that reason, we pursued a more beneficial strategy of purchasing high-quality bonds issued by the high-tax states as opposed to bonds issued by low-tax states. Because of the relatively high income taxes imposed by these states, their securities typically meet with strong retail demand, which in turn creates a solid technical market, leading to better liquidity.

Detracting from performance during the period, particularly relative to the broader Lehman Brothers Municipal Bond Index, was the fact that, as per its investment parameters, the Fund is concentrated in the intermediate part of the municipal yield curve. This area of the curve continued to suffer as rising interest rates exerted upward pressure on yields at the short end of the municipal yield curve, resulting in negative price performance in the short and intermediate sectors. However, we expect the intermediate sector of the curve to feel some relief as the Fed nears the end of its interest rate-hiking campaign. This could result in strong performance in the intermediate sector, which had suffered most during the prolonged monetary tightening campaign.

What changes were made to the portfolio during the period?

Throughout the six-month period, our central strategy was aimed at purchasing high-quality bonds issued by high-tax states, for reasons discussed previously. We accomplished this goal in states such as Virginia, California and Arizona.

The market has recently been confined to a relatively well defined trading range. We took some profits on positions that had attained our price objectives as the market trended toward the higher end of this range. Furthermore, we took account of capital gains generated by these sales, ensuring that there were sufficient past capital losses to offset these gains. Maintaining a tax efficient process and delivering a high degree of after tax income flow remain the Fund's main goals.

Overall, we were nearly fully invested throughout the period and maintained an average portfolio maturity of eight years, remaining within the Fund's required 10-year average maturity parameters.

How would you characterize the Fund's position at the close of the period?

We ended the period with a nearly fully invested portfolio and a positive stance on interest rate risk. We maintain a favorable outlook for the municipal market, based on declining issuance and increasing demand on the part of high net worth investors, U.S. subsidiaries of foreign banks and larger U.S. banking corporations that have merged and are seeking tax-exempt income.

After 16 consecutive interest rate hikes, we believe the Fed is prepared to pause in order to assess the impact that its measured monetary tightening campaign has had on economic growth and inflation. Such a pause could be a long-awaited positive for bonds in the intermediate maturity range as the yield curve flattening trend comes to an end. If there are additional rate increases, we would expect the municipal yield curve to steepen in the short term, particularly relative to the very flat U.S. Treasury yield curve, which should continue to provide attractive opportunities on the long end.

Against this backdrop, we intend to continue pursuing opportunities in premium-coupon bonds in the 10-year - 12-year maturity range. We remain committed to our strategy of investing in high-quality bonds issued by high-tax states and continue to favor a neutral-to-slightly long portfolio duration, which we believe offers the benefit of incremental yield. Ultimately, we expect that above-average yields will provide competitive Fund returns over time.

William R. Bock
Vice President and Portfolio Manager

May 16, 2006


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006     5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the one-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.10% per year and an account maintenance fee of 0.20% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% per year and an account maintenance fee of 0.20% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. The Fund's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance may have been lower.

Recent Performance Results

                                                              6-Month        12-Month        10-Year     Standardized
As of April 30, 2006                                        Total Return   Total Return   Total Return   30-Day Yield
=====================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares*            +1.21%         +0.78%         +61.72%         3.47%
---------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares*            +1.11          +0.66          +58.46          3.29
---------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares*            +1.11          +0.57          +58.23          3.30
---------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class I Shares*            +1.26          +0.98          +63.49          3.60
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                         +1.56          +2.16          +77.30            --
---------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 4/30/06                               +0.78%           -0.23%
--------------------------------------------------------------------------------
Five Years Ended 4/30/06                             +4.45            +4.24
--------------------------------------------------------------------------------
Ten Years Ended 4/30/06                              +4.92            +4.82
--------------------------------------------------------------------------------

                                                     Return           Return
                                                  Without CDSC      With CDSC++
================================================================================
Class B Shares+
================================================================================
One Year Ended 4/30/06                               +0.66%           -0.29%
--------------------------------------------------------------------------------
Five Years Ended 4/30/06                             +4.25            +4.25
--------------------------------------------------------------------------------
Ten Years Ended 4/30/06                              +4.71            +4.71
--------------------------------------------------------------------------------

                                                     Return           Return
                                                  Without CDSC      With CDSC++
================================================================================
Class C Shares+++
================================================================================
One Year Ended 4/30/06                               +0.57%           -0.38%
--------------------------------------------------------------------------------
Five Years Ended 4/30/06                             +4.23            +4.23
--------------------------------------------------------------------------------
Ten Years Ended 4/30/06                              +4.70            +4.70
--------------------------------------------------------------------------------

Class I Shares                                                        Return
================================================================================
One Year Ended 4/30/06                                                +0.98%
--------------------------------------------------------------------------------
Five Years Ended 4/30/06                                              +4.57
--------------------------------------------------------------------------------
Ten Years Ended 4/30/06                                               +5.04
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
++    Assuming payment of applicable contingent deferred sales charge.
+++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006     7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2005 and held through April 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    Expenses Paid
                                                      Beginning                  Ending          During the Period*
                                                    Account Value             Account Value      November 1, 2005 to
                                                   November 1, 2005          April 30, 2006        April 30, 2006
====================================================================================================================
Actual
====================================================================================================================
Class A                                                 $1,000                  $1,012.10               $4.19
--------------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000                  $1,011.10               $5.24
--------------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000                  $1,011.10               $5.24
--------------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000                  $1,012.60               $3.69
====================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================
Class A                                                 $1,000                  $1,020.63               $4.21
--------------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000                  $1,019.59               $5.26
--------------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000                  $1,019.59               $5.26
--------------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000                  $1,021.13               $3.71
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.84% for Class A, 1.05% for Class B, 1.05% for Class C and .74% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

Schedule of Investments                                           (in Thousands)

     Face
   Amount   Municipal Bonds                                              Value
===============================================================================
Alabama--0.3%
   $  500   Tuscaloosa, Alabama, Special Care Facilities Financing
              Authority, Residential Care Facility Revenue Bonds
              (Capstone Village, Inc. Project) Series A, 5.125%
              due 8/01/2015                                            $    493
===============================================================================
Alaska--1.3%
    2,250   Alaska Student Loan Corporation, Student Loan Revenue
              Bonds, AMT, Series A, 5.65% due 7/01/2012 (a)               2,289
===============================================================================
Arizona--4.5%
    5,000   Arizona State Transportation Board, Highway Revenue
              Bonds, Series B, 5% due 7/01/2017                           5,305
    2,000   Tucson, Arizona, GO, Refunding, 5% due 7/01/2017 (d)          2,091
      700   Watson Road Community Facilities District, Arizona,
              Special Assessment Revenue Bonds, 5.50%
              due 7/01/2016                                                 694
===============================================================================
California--16.2%
      875   Agua Caliente Band of Cahuilla Indians, California,
              Casino Revenue Bonds, 5.60% due 7/01/2013                     907
    5,035   Bay Area Toll Authority, California, Toll Bridge Revenue
              Refunding Bonds (San Francisco Bay Area), Series F,
              5% due 4/01/2017                                            5,337
    5,225   California County Tobacco Securitization Agency,
              California, Tobacco Revenue Bonds (Los Angeles
              County Securitization Corporation), 5.25%
              due 6/01/2021 (k)                                           4,073
    5,000   California State Department of Water Resources, Power
              Supply Revenue Bonds, DRIVERS, Series 532, 6.878%
              due 5/01/2010 (a)(c)                                        5,911
    5,000   California State, GO, Refunding, 5% due 3/01/2018             5,233
    4,500   Golden State Tobacco Securitization Corporation of
              California, Tobacco Settlement Revenue Refunding
              Bonds, Series A, 5% due 6/01/2020 (a)                       4,612
    3,000   Los Angeles, California, Harbor Department Revenue
              Refunding Bonds, AMT, Series C, 5% due 8/01/2017 (b)        3,136
===============================================================================
Colorado--5.1%
    5,000   Denver, Colorado, City and County Airport Revenue
              Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)              5,724
    3,500   Moffat County, Colorado, PCR, Refunding (PacifiCorp
              Projects), VRDN, 3.73% due 5/01/2013 (a)(e)                 3,500
===============================================================================
Connecticut--3.7%
    1,555   Bridgeport, Connecticut, Senior Living Facilities Revenue
              Bonds (3030 Park Retirement Community Project),
              6.50% due 4/01/2009                                         1,337
    4,970   Connecticut State, GO, Series D, 5% due 12/01/2016 (b)        5,266
===============================================================================
District of Columbia--1.5%
    2,500   District of Columbia, COP, 5.25% due 1/01/2017 (f)            2,674
===============================================================================
Florida--2.2%
      540   Middle Village Community Development District,
              Florida, Special Assessment Bonds, Series C, 5.125%
              due 5/01/2009                                                 542
    1,000   Palm Beach County, Florida, Water and Sewer Revenue
              Bonds, Series A, 5% due 10/01/2016                          1,066
    1,495   Panther Trace, Florida, Community Development District
              II, Special Assessment Revenue Bonds, Series A, 5%
              due 11/01/2010                                              1,500
      185   Reunion East Community Development District, Florida,
              Special Assessment, Series B, 5.90% due 11/01/2007            186
      645   Sterling Hill, Florida, Community Development District,
              Capital Improvement Revenue Refunding Bonds,
              Series B, 5.50% due 11/01/2010                                648
===============================================================================
Georgia--0.6%
    1,050   Fulton County, Georgia, Residential Care Facilities,
              Revenue Refunding Bonds (Canterbury Court Project),
              Series A, 5% due 2/15/2014                                  1,044
===============================================================================
Idaho--2.9%
    5,000   Ada and Canyon Counties, Idaho, Joint School District
              Number 2 (Meridian), GO, 5% due 8/15/2017                   5,299
===============================================================================
Illinois--4.4%
    5,000   Chicago, Illinois, O'Hare International Airport, Revenue
              Refunding Bonds, DRIVERS, AMT, Series 370, 6.338%
              due 7/01/2011 (c)(d)                                        5,562
    1,000   Chicago, Illinois, Tax Allocation Bonds (Kingsbury
              Redevelopment Project), Series A, 6.57% due 2/15/2013       1,042
      700   Illinois Health Facilities Authority Revenue Refunding
              Bonds (University of Chicago Hospitals), VRDN, 3.75%
              due 8/01/2026 (b)(e)                                          700
      715   Illinois State Finance Authority Revenue Bonds (Primary
              Health Care Centers Program), 5.90% due 7/01/2014             720
===============================================================================
Indiana--1.9%
    3,280   Indianapolis, Indiana, Local Public Improvement Bond
              Bank, Revenue Refunding Bonds (Stormwater Project),
              Series D, 5% due 1/01/2019 (f)                              3,436
===============================================================================

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GAN        Grant Anticipation Notes
GO         General Obligation Bonds
HDA        Housing Development Authority
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006     9

Schedule of Investments (continued)                               (in Thousands)

     Face
   Amount   Municipal Bonds                                              Value
===============================================================================
Maryland--2.8%
   $3,740   Baltimore, Maryland, Convention Center Hotel Revenue
              Bonds, Senior Series A, 5.25% due 9/01/2018 (i)          $  4,018
    1,000   Maryland State Economic Development Corporation,
              Student Housing Revenue Refunding Bonds
              (University of Maryland College Park Projects), 5%
              due 6/01/2017 (h)                                           1,053
===============================================================================
Massachusetts--9.7%
    5,000   Massachusetts Bay Transportation Authority, Sales Tax
              Revenue Refunding Bonds, Senior Series B, 5.25%
              due 7/01/2016                                               5,379
    5,000   Massachusetts State, Consolidated Loan, GO, Series C,
              5% due 9/01/2016                                            5,277
            Massachusetts State Port Authority, Special Facilities
              Revenue Bonds (Delta Air Lines Inc. Project), AMT,
              Series A (a):
    2,500       5.50% due 1/01/2014                                       2,622
    4,000       5.50% due 1/01/2015                                       4,186
===============================================================================
Michigan--0.9%
    1,555   Michigan State Strategic Fund, PCR (General Motors
              Corporation Project), VRDN, 7.875% due 12/01/2008 (e)       1,555
===============================================================================
Montana--2.1%
    3,500   Montana State Department of Transportation Revenue
              Bonds (Highway 93 Advance Construction Project),
              GAN, 5.25% due 6/01/2016 (b)                                3,784
===============================================================================
New Jersey--7.8%
    7,635   New Jersey State Transportation Trust Fund Authority,
              Revenue Refunding Bonds, DRIVERS, Series 1067,
              6.38% due 6/15/2013 (a)(c)(f)                               8,789
    5,000   Port Authority of New Jersey and New York Revenue
              Refunding Bonds, RIB, AMT, Series 701-X, 7.41%
              due 10/15/2014 (b)(c)                                       5,344
===============================================================================
New York--3.9%
    5,000   New York City, New York, GO, Refunding, Series G, 5%
              due 8/01/2017 (a)                                           5,278
      710   Schenectady, New York, BAN, 5.25% due 5/26/2006                 710
    1,000   Westchester County, New York, IDA, Continuing Care
              Retirement Mortgage Revenue Bonds (Kendal on the
              Hudson Project), Series A, 5.625% due 1/01/2013             1,033
===============================================================================
Rhode Island--2.3%
    4,000   Rhode Island State Economic Development Corporation,
              Grant Anticipation Revenue Bonds (Department of
              Transportation), Series A, 5% due 6/15/2017 (f)             4,240
===============================================================================
Tennessee--4.5%
    6,500   Sevier County, Tennessee, Public Building Authority,
              Local Government Public Improvement Revenue Bonds,
              VRDN, Series VI-F-2, 3.74% due 6/01/2015 (e)(i)             6,500
    1,600   Tennessee HDA, Revenue Bonds (Homeownership
              Program), AMT, Series 2-C, 5.85% due 7/01/2009              1,615
===============================================================================
Texas--10.4%
            Bell County, Texas, Health Facilities Development
              Corporation, Hospital Revenue Bonds (Scott & White
              Memorial Hospital), VRDN (b)(e):
    6,150       Series 2001-1, 3.62% due 8/15/2031                        6,150
    1,300       Series 2001-2, 3.75% due 8/15/2031                        1,300
    2,000   Brazos River Authority, Texas, Revenue Refunding Bonds
              (Reliant Energy Inc. Project), Series B, 7.75%
              due 12/01/2018                                              2,168
    5,000   Dallas-Fort Worth, Texas, International Airport Revenue
              Refunding and Improvement Bonds, AMT, Series A,
              5.75% due 11/01/2014 (f)                                    5,394
    3,640   University of Texas, Financing System Revenue Refunding
              Bonds, Series B, 5% due 8/15/2018                           3,844
===============================================================================
Virginia--9.2%
    5,000   Arlington County, Virginia, Public Improvement, GO,
              Refunding, 5% due 8/01/2017                                 5,349
    5,500   Fairfax County, Virginia, GO (Public Improvements),
              Refunding, Series A, 5% due 10/01/2016                      5,877
    5,000   Virginia State Public School Authority Revenue Bonds,
              Series A, 5% due 8/01/2017                                  5,302
===============================================================================
Washington--5.9%
    5,000   Pierce County, Washington, School District Number 3
              (Puyallup), GO, 5% due 12/01/2017 (b)                       5,257
    5,000   Snohomish County, Washington, School District
              Number 015 (Edmonds), GO, Refunding, 5.25%
              due 12/01/2015 (f)                                          5,400
-------------------------------------------------------------------------------
            Total Municipal Bonds (Cost--$189,249)--104.1%              187,751
===============================================================================

   Shares
     Held   Mutual Funds
===============================================================================
      244   BlackRock Insured Municipal 2008 Term Trust, Inc.             3,787
      116   BlackRock Insured Municipal Term Trust, Inc.                  1,235
      344   BlackRock Municipal Target Term Trust                         3,437
-------------------------------------------------------------------------------
            Total Mutual Funds (Cost--$9,251)--4.7%                       8,459
===============================================================================

            Short-Term Securities
===============================================================================
       19   Merrill Lynch Institutional Tax-Exempt Fund, 3.49% (g)(j)        19
-------------------------------------------------------------------------------
            Total Short-Term Securities (Cost--$19)--0.0%                    19
===============================================================================
Total Investments (Cost--$198,519*)--108.8%                             196,229

Liabilities in Excess of Other Assets--(8.8%)                           (15,952)
                                                                       --------
Net Assets--100.0%                                                     $180,277
                                                                       ========
-------------------------------------------------------------------------------


10    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

Schedule of Investments (concluded)                               (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................      $ 198,519
                                                                      =========
      Gross unrealized appreciation ............................      $     991
      Gross unrealized depreciation ............................         (3,281)
                                                                      ---------
      Net unrealized depreciation ..............................      $  (2,290)
                                                                      =========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(d)   FSA Insured.
(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(f)   FGIC Insured.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund            --            --*
      --------------------------------------------------------------------------
      *     Amount is less than $1,000.

(h)   CIFG Insured.
(i)   XL Capital Insured.
(j)   Represents the current yield as of April 30, 2006.
(k) Represents a step bond; the interest rate shown is the effective yield at the time of purchase.
o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.869% and receive a floating rate based on a 1-week Bond Market
      Association rate

      Broker, JPMorgan Chase Bank
      Expires May 2016                                 $16,000          $    225

      Pay a fixed rate of 4.057% and receive a floating rate based on a 1-week Bond Market
      Association rate

      Broker, Citibank N.A.
      Expires July 2016                                $19,700                25
      --------------------------------------------------------------------------
      Total                                                             $    250
                                                                        ========


      See Notes to Financial Statements.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006    11

Statement of Assets and Liabilities

As of April 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Investments in unaffiliated securities, at value (identified cost--$198,499,428) ......                         $ 196,209,991
      Investments in affiliated securities, at value (identified cost--$19,426) .............                                19,426
      Cash ..................................................................................                                68,307
      Unrealized appreciation on forward interest rate swaps ................................                               250,089
      Receivables:
         Interest ...........................................................................      $   2,453,539
         Beneficial interest sold ...........................................................            823,336
         Securities sold ....................................................................            390,000
         Dividends ..........................................................................             32,405          3,699,280
                                                                                                   -------------
      Prepaid expenses ......................................................................                                31,910
                                                                                                                      -------------
      Total assets ..........................................................................                           200,279,003
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
      Payables:
         Securities purchased ...............................................................         19,369,898
         Beneficial interest redeemed .......................................................            373,180
         Dividends to shareholders ..........................................................            111,972
         Investment adviser .................................................................             69,127
         Other affiliates ...................................................................             25,832
         Distributor ........................................................................             11,745         19,961,754
                                                                                                   -------------
      Accrued expenses ......................................................................                                40,558
                                                                                                                      -------------
      Total liabilities .....................................................................                            20,002,312
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets ............................................................................                         $ 180,276,691
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
      Class A Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized ....................................................................                         $     461,874
      Class B Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized ....................................................................                               120,444
      Class C Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized ....................................................................                               226,410
      Class I Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized ....................................................................                               976,922
      Paid-in capital in excess of par ......................................................                           180,559,702
      Undistributed investment income--net ..................................................      $      36,934
      Accumulated realized capital losses--net ..............................................            (66,247)
      Unrealized depreciation--net ..........................................................         (2,039,348)
                                                                                                   -------------
      Total accumulated losses--net .........................................................                            (2,068,661)
                                                                                                                      -------------
      Net Assets ............................................................................                         $ 180,276,691
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
      Class A--Based on net assets of $46,616,081 and 4,618,743 shares of beneficial
       interest outstanding .................................................................                         $       10.09
                                                                                                                      =============
      Class B--Based on net assets of $12,160,545 and 1,204,441 shares of beneficial
       interest outstanding .................................................................                         $       10.10
                                                                                                                      =============
      Class C--Based on net assets of $22,852,381 and 2,264,100 shares of beneficial
       interest outstanding .................................................................                         $       10.09
                                                                                                                      =============
      Class I--Based on net assets of $98,647,684 and 9,769,223 shares of beneficial
       interest outstanding .................................................................                         $       10.10
                                                                                                                      =============

      See Notes to Financial Statements.


12    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

Statement of Operations

For the Six Months Ended April 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
      Interest ..............................................................................                         $   3,800,195
      Dividends (including $279 from affiliates) ............................................                               194,428
                                                                                                                      -------------
      Total income ..........................................................................                             3,994,623
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
      Investment advisory fees ..............................................................      $     507,326
      Accounting services ...................................................................             55,421
      Account maintenance and distribution fees--Class C ....................................             36,004
      Registration fees .....................................................................             28,508
      Transfer agent fees--Class I ..........................................................             25,952
      Professional fees .....................................................................             25,085
      Account maintenance fees--Class A .....................................................             23,662
      Printing and shareholder reports ......................................................             23,528
      Account maintenance and distribution fees--Class B ....................................             20,149
      Trustees' fees and expenses ...........................................................             13,466
      Transfer agent fees--Class A ..........................................................             12,316
      Transfer agent fees--Class C ..........................................................              7,084
      Custodian fees ........................................................................              7,018
      Pricing fees ..........................................................................              5,876
      Transfer agent fees--Class B ..........................................................              4,238
      Other .................................................................................             15,859
                                                                                                   -------------
      Total expenses before waiver and reimbursement ........................................            811,492
      Waiver and reimbursement of expenses ..................................................            (46,141)
                                                                                                   -------------
      Total expenses after waiver and reimbursement .........................................                               765,351
                                                                                                                      -------------
      Investment income--net ................................................................                             3,229,272
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
      Realized gain (loss) on:
         Investments--net ...................................................................           (241,033)
         Forward interest rate swaps--net ...................................................            174,800            (66,233)
                                                                                                   -------------
      Change in unrealized appreciation/depreciation on:
         Investments--net ...................................................................           (926,499)
         Forward interest rate swaps--net ...................................................             96,635           (829,864)
                                                                                                   --------------------------------
      Total realized and unrealized loss--net ...............................................                              (896,097)
                                                                                                                      -------------
      Net Increase in Net Assets Resulting from Operations ..................................                         $   2,333,175
                                                                                                                      =============

      See Notes to Financial Statements.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006    13

Statements of Changes in Net Assets

                                                                                                    For the Six          For the
                                                                                                    Months Ended        Year Ended
                                                                                                      April 30,         October 31,
Increase (Decrease) in Net Assets:                                                                      2006               2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ................................................................      $   3,229,272      $   6,674,384
      Realized gain (loss)--net .............................................................            (66,233)         3,752,147
      Change in unrealized appreciation/depreciation--net ...................................           (829,864)       (10,030,997)
                                                                                                   --------------------------------
      Net increase in net assets resulting from operations ..................................          2,333,175            395,534
                                                                                                   --------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net:
         Class A ............................................................................           (825,634)        (1,826,938)
         Class B ............................................................................           (220,189)          (584,560)
         Class C ............................................................................           (393,874)          (896,083)
         Class I ............................................................................         (1,789,575)        (3,366,803)
      Realized gain--net:
         Class A ............................................................................           (969,703)          (292,761)
         Class B ............................................................................           (284,047)          (103,909)
         Class C ............................................................................           (491,006)          (147,244)
         Class I ............................................................................         (2,007,396)          (450,522)
                                                                                                   --------------------------------
      Net decrease in net assets resulting from dividends and distributions to shareholders .         (6,981,424)        (7,668,820)
                                                                                                   --------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets derived from beneficial interest transactions ...         (5,613,179)        13,516,144
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets ...............................................        (10,261,428)         6,242,858
      Beginning of period ...................................................................        190,538,119        184,295,261
                                                                                                   --------------------------------
      End of period* ........................................................................      $ 180,276,691      $ 190,538,119
                                                                                                   --------------------------------
         * Undistributed investment income--net .............................................      $      36,934      $      36,934
                                                                                                   ================================

      See Notes to Financial Statements.


14    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

Financial Highlights

                                                                                             Class A
                                                              --------------------------------------------------------------------
                                                               For the Six                          For the
                                                              Months Ended                   Year Ended October 31,
The following per share data and ratios have been derived       April 30,     ----------------------------------------------------
from information provided in the financial statements.            2006           2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period...................  $    10.35     $    10.76    $    10.71    $    10.69    $    10.60
                                                               -------------------------------------------------------------------
      Investment income--net ................................         .18+           .38+          .39+          .40+          .39
      Realized and unrealized gain (loss)--net ..............        (.05)          (.36)          .08           .09           .13
                                                               -------------------------------------------------------------------
      Total from investment operations ......................         .13            .02           .47           .49           .52
                                                               -------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net .............................        (.18)          (.37)         (.39)         (.40)         (.39)
         Realized gain--net .................................        (.21)          (.06)         (.03)         (.07)         (.04)
                                                               -------------------------------------------------------------------
      Total dividends and distributions .....................        (.39)          (.43)         (.42)         (.47)         (.43)
                                                               -------------------------------------------------------------------
      Net asset value, end of period ........................  $    10.09     $    10.35    $    10.76    $    10.71    $    10.69
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ....................        1.21%@          .20%         4.47%         4.68%         5.05%
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver and reimbursement .............         .84%*          .84%          .89%          .95%          .99%
                                                               ===================================================================
      Expenses ..............................................         .89%*          .89%          .92%          .97%         1.00%
                                                               ===================================================================
      Investment income--net ................................        3.49%*         3.54%         3.66%         3.70%         3.73%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) ..............  $   46,616     $   48,524    $   55,128    $   51,786    $   45,563
                                                               ===================================================================
      Portfolio turnover ....................................       62.29%        190.28%       211.00%       214.92%       201.37%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006    15

                                                                                             Class B
                                                              --------------------------------------------------------------------
                                                               For the Six                          For the
                                                              Months Ended                   Year Ended October 31,
The following per share data and ratios have been derived       April 30,     ----------------------------------------------------
from information provided in the financial statements.            2006           2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ..................  $    10.36     $    10.76    $    10.71    $    10.69    $    10.60
                                                               -------------------------------------------------------------------
      Investment income--net ................................         .17+           .35+          .37+          .38+          .37
      Realized and unrealized gain (loss)--net ..............        (.05)          (.34)          .08           .09           .13
                                                               -------------------------------------------------------------------
      Total from investment operations ......................         .12            .01           .45           .47           .50
                                                               -------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net .............................        (.17)          (.35)         (.37)         (.38)         (.37)
         Realized gain--net .................................        (.21)          (.06)         (.03)         (.07)         (.04)
                                                               -------------------------------------------------------------------
      Total dividends and distributions .....................        (.38)          (.41)         (.40)         (.45)         (.41)
                                                               -------------------------------------------------------------------
      Net asset value, end of period ........................  $    10.10     $    10.36    $    10.76    $    10.71    $    10.69
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ....................        1.11%@          .08%         4.24%         4.46%         4.83%
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver and reimbursement .............        1.05%*         1.05%         1.10%         1.17%         1.21%
                                                               ===================================================================
      Expenses ..............................................        1.10%*         1.10%         1.13%         1.18%         1.21%
                                                               ===================================================================
      Investment income--net ................................        3.28%*         3.34%         3.45%         3.48%         3.53%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) ..............  $   12,161     $   14,982    $   21,623    $   28,678    $   37,155
                                                               ===================================================================
      Portfolio turnover ....................................       62.29%        190.28%       211.00%       214.92%       201.37%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

                                                                                             Class C
                                                              --------------------------------------------------------------------
                                                               For the Six                          For the
                                                              Months Ended                   Year Ended October 31,
The following per share data and ratios have been derived       April 30,     ----------------------------------------------------
from information provided in the financial statements.            2006           2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ..................  $    10.35     $    10.76    $    10.71    $    10.69    $    10.59
                                                               -------------------------------------------------------------------
      Investment income--net ................................         .17+           .35+          .37+          .38+          .37
      Realized and unrealized gain (loss)--net ..............        (.05)          (.35)          .08           .09           .14
                                                               -------------------------------------------------------------------
      Total from investment operations ......................         .12            .00           .45           .47           .51
                                                               -------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net .............................        (.17)          (.35)         (.37)         (.38)         (.37)
         Realized gain--net .................................        (.21)          (.06)         (.03)         (.07)         (.04)
                                                               -------------------------------------------------------------------
      Total dividends and distributions .....................        (.38)          (.41)         (.40)         (.45)         (.41)
                                                               -------------------------------------------------------------------
      Net asset value, end of period ........................  $    10.09     $    10.35    $    10.76    $    10.71    $    10.69
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ....................        1.11%@         (.01%)        4.25%         4.46%         4.93%
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver and reimbursement .............        1.05%*         1.05%         1.10%         1.15%         1.20%
                                                               ===================================================================
      Expenses ..............................................        1.10%*         1.10%         1.12%         1.17%         1.20%
                                                               ===================================================================
      Investment income--net ................................        3.28%*         3.33%         3.46%         3.50%         3.47%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) ..............  $   22,852     $   26,200    $   28,767    $   28,974    $   10,276
                                                               ===================================================================
      Portfolio turnover ....................................       62.29%        190.28%       211.00%       214.92%       201.37%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006    17

Financial Highlights (concluded)

                                                                                             Class I
                                                              --------------------------------------------------------------------
                                                               For the Six                          For the
                                                              Months Ended                   Year Ended October 31,
The following per share data and ratios have been derived       April 30,     ----------------------------------------------------
from information provided in the financial statements.            2006           2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ..................  $    10.36     $    10.76    $    10.71    $    10.69    $    10.60
                                                               -------------------------------------------------------------------
      Investment income--net ................................         .18+           .38+          .40+          .40+          .40
      Realized and unrealized gain (loss)--net ..............        (.05)          (.34)          .08           .10           .13
                                                               -------------------------------------------------------------------
      Total from investment operations ......................         .13            .04           .48           .50           .53
                                                               -------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net .............................        (.18)          (.38)         (.40)         (.41)         (.40)
         Realized gain--net .................................        (.21)          (.06)         (.03)         (.07)         (.04)
                                                               -------------------------------------------------------------------
      Total dividends and distributions .....................        (.39)          (.44)         (.43)         (.48)         (.44)
                                                               -------------------------------------------------------------------
      Net asset value, end of period ........................  $    10.10     $    10.36    $    10.76    $    10.71    $    10.69
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ....................        1.26%@          .40%         4.57%         4.77%         5.16%
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver and reimbursement .............         .74%*          .74%          .79%          .85%          .89%
                                                               ===================================================================
      Expenses ..............................................         .79%*          .79%          .82%          .87%          .90%
                                                               ===================================================================
      Investment income--net ................................        3.59%*         3.63%         3.76%         3.80%         3.84%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) ..............  $   98,648     $  100,831    $   78,777    $   44,372    $   34,066
                                                               ===================================================================
      Portfolio turnover ....................................       62.29%        190.28%       211.00%       214.92%       201.37%
                                                               ===================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006    19

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% of the average daily value of the Fund's net assets. MLIM has agreed to waive .05% of its fee resulting in an annual fee equal to .50% of the average daily net assets of the Fund. For the six months ended April 30, 2006, MLIM earned fees of $507,326, of which $46,121 was waived. In addition, MLIM has agreed to reimburse its management fee by the amount of management fees the Fund pays to MLIM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended April 30, 2006, MLIM reimbursed the Fund in the amount of $20.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ..........................................     .10%              --
Class B ..........................................     .20%             .10%
Class C ..........................................     .20%             .10%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A .....................................      $   380               $ 4,562
Class I .....................................      $   509               $28,238
--------------------------------------------------------------------------------

For the six months ended April 30, 2006, MLPF&S received contingent deferred sales charges of $2,831 and $3,125 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2006, the Fund reimbursed MLIM $2,084 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


20    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2006 were $112,688,619 and $113,215,458, respectively.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(5,613,179) and $13,516,144 for the six months ended April 30, 2006 and the year ended October 31, 2005, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended April 30, 2006                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold .................................       125,880        $  1,291,785
Automatic conversion of shares ..............        90,619             925,720
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .........................       107,186           1,093,753
                                               --------------------------------
Total issued ................................       323,685           3,311,258
Shares redeemed .............................      (392,574)         (4,014,675)
                                               --------------------------------
Net decrease ................................       (68,889)       $   (703,417)
                                               ================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold .................................       391,581        $  4,150,465
Automatic conversion of shares ..............       149,930           1,584,520
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .........................       121,016           1,281,532
                                               --------------------------------
Total issued ................................       662,527           7,016,517
Shares redeemed .............................    (1,099,706)        (11,665,612)
                                               --------------------------------
Net decrease ................................      (437,179)       $ (4,649,095)
                                               ================================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended April 30, 2006                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold .................................        32,506        $    332,506
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .........................        27,845             284,173
                                               --------------------------------
Total issued ................................        60,351             616,679
                                               --------------------------------
Automatic conversion of shares ..............       (90,602)           (925,720)
Shares redeemed .............................      (212,180)         (2,174,035)
                                               --------------------------------
Total redeemed ..............................      (302,782)         (3,099,755)
                                               --------------------------------
Net decrease ................................      (242,431)       $ (2,483,076)
                                               ================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold .................................       135,668        $  1,430,116
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .........................        33,249             352,362
                                               --------------------------------
Total issued ................................       168,917           1,782,478
                                               --------------------------------
Automatic conversion of shares ..............      (149,872)         (1,584,520)
Shares redeemed .............................      (581,596)         (6,172,883)
                                               --------------------------------
Total redeemed ..............................      (731,468)         (7,757,403)
                                               --------------------------------
Net decrease ................................      (562,551)       $ (5,974,925)
                                               ================================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended April 30, 2006                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold .................................       241,918        $  2,478,176
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .........................        55,422             565,525
                                               --------------------------------
Total issued ................................       297,340           3,043,701
Shares redeemed .............................      (564,180)         (5,786,239)
                                               --------------------------------
Net decrease ................................      (266,840)       $ (2,742,538)
                                               ================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold .................................       484,961        $  5,120,689
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .........................        60,792             643,895
                                               --------------------------------
Total issued ................................       545,753           5,764,584
Shares redeemed .............................      (688,937)         (7,294,493)
                                               --------------------------------
Net decrease ................................      (143,184)       $ (1,529,909)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended April 30, 2006                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold .................................     2,122,716        $ 21,676,671
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .........................        73,051             745,615
                                               --------------------------------
Total issued ................................     2,195,767          22,422,286
Shares redeemed .............................    (2,162,224)        (22,106,434)
                                               --------------------------------
Net increase ................................        33,543        $    315,852
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended October 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold .................................     4,508,551        $ 47,812,886
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .........................        77,262             818,583
                                               --------------------------------
Total issued ................................     4,585,813          48,631,469
Shares redeemed .............................    (2,169,763)        (22,961,396)
                                               --------------------------------
Net increase ................................     2,416,050        $ 25,670,073
                                               ================================


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006    21

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended April 30, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


22    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND        APRIL 30, 2006    23

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Municipal Intermediate Term Fund
Of Merrill Lynch Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

                                                                  #10437 -- 4/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

Date: June 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

Date: June 22, 2006


By: /s/ Donald C. Burke
    -----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

Date: June 22, 2006